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                                 ANNUAL REPORT
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[LOGO]
NEW ENGLAND FUNDS(R)                               Kobrick funds  [LOGO]
Where The Best Minds Meet(R)                           IT'S ALL ABOUT VISION(SM)
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                                                         Kobrick Capital Fund
                                                 Kobrick Emerging Growth Fund
                                                          Kobrick Growth Fund





                                                                        Where
                                                                       The Best
                                                                        Minds
                                                                       Meet(R)

----------------------------------------
Annual Report -- September 30, 1999
----------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Report September 30, 1999
--------------------------------------------------------------------------------

President's Message .......................................................   1
Portfolio Managers Commentary and Performance
     Kobrick Capital Fund .................................................   2
     Kobrick Emerging Growth Fund .........................................   4
     Kobrick Growth Fund ..................................................   6
Schedules of Investments
     Kobrick Capital Fund .................................................   8
     Kobrick Emerging Growth Fund .........................................  10
     Kobrick Growth Fund ..................................................  12
Financial Statements
     Statements of Assets and Liabilities .................................  14
     Statements of Operations .............................................  15
     Statements of Changes in Net Assets ..................................  16
     Financial Highlights .................................................  17
Notes to Financial Statements .............................................  18
Report of Independent Accountants .........................................  23



Effective November 1, 1999, the Kobrick Funds are authorized to issue multiple classes of shares. The Funds will offer shares of Class A, B, C and Y through its distributor, New England Funds, L.P.

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               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
--------------------------------------------------------------------------------

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                                 KOBRICK FUNDS
--------------------------------------------------------------------------------


[PICTURE OF FREDERICK R. KOBRICK]

Frederick R. Kobrick
President and
Chief Executive Officer,
Kobrick Funds LLC


"With inflation still historically low, growth healthy, and corporate earnings fears misplaced, we view this as a very healthy backdrop to the markets for the coming year"


President's Message                                             October 21, 1999
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to report the investment results for the year ended September 30, 1999, for our three funds: Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund. The past twelve months have been a very exciting and challenging period for us, providing us with a great sense of enthusiasm towards what the future holds in store. Highlights of the period included:

  . In the market, we saw the Dow recover from its low last October to break through the 10,000 and 11,000 levels, yet market volatility remained a constant.

  . In July, we joined forces with Nvest Companies to combine our strong investment performance with Nvest's broad distribution capabilities and other resources. I believe this will provide greater opportunities for various types of investors to invest in our funds and enhance our service offerings to all investors.

  . Also in July, we were pleased to have named Michael Nance as portfolio manager of Kobrick Growth Fund. Michael joined us from Putnam Investments, where he managed more than $12 billion in assets.

We believe our funds performed extremely well during the past twelve months:
Kobrick Capital Fund was up +60.7%, Kobrick Emerging Growth Fund was up +63.1% and Kobrick Growth Fund was up +49.3% (all at net asset value).

For most of 1999, most stocks experienced a broad bear market, actually more of a "stealth" bear market because indices had not dropped 20% (characteristic of a real bear market). The reason is that institutions, having very high liquidity, needed to invest cash in large companies. This classic flight to quality has seen a significant amount of money flow to 40 or 50 equities that have held up the Dow Jones Industrials and the S&P 500. However, investing during this period has not always been into the same 40 or 50 companies, and many of the classic blue chips like Disney and Coca Cola have been replaced by a new breed of technology companies including EMC Corp. and Sun Microsystems. For perspective, in early October 1999, 41% of all issues on the New York Stock Exchange were below their October 1998 lows. Also, the average NYSE stock had fallen by 27% from its high, and the average S&P 500 and NASDAQ stock had fallen by 25% and 36%, respectively.

With inflation still historically low, growth healthy, and corporate earnings fears misplaced (86% of S&P companies have recently met or exceeded earnings expectations), we view this as a very healthy backdrop to the markets for the coming year. We view the stealth bear market as nearing its end and we see a broader bull market resulting, characterized by a wide array of issues undergoing powerful advances.

I appreciate your confidence by investing with us and look forward to sharing with you our continued successes.

Very truly yours,


/s/ Frederic R. Kobrick

Frederick R. Kobrick
President and Chief Executive Officer,
Kobrick Funds LLC

--------------------------------------------------------------------------------

                             KOBRICK CAPITAL FUND
--------------------------------------------------------------------------------

   Portfolio Profile
-----------------------

Objective: Maximum capital appreciation
--------------------------------------------------------------------------------

Strategy: Invests primarily in equity securities of companies with small, medium and large capitalizations.
--------------------------------------------------------------------------------

Inception Date: December 31, 1997
--------------------------------------------------------------------------------

Manager: Frederick R. Kobrick
--------------------------------------------------------------------------------

Symbol:  KFCFX
--------------------------------------------------------------------------------

Net Asset Value: (9/30/99) $17.21
--------------------------------------------------------------------------------

                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------
                                                            Kobrick Capital Fund
[PICTURE OF FREDERICK R. KOBRICK APPEARS HERE]

Frederick R. Kobrick
President and Chief Executive Officer,
Kobrick Funds LLC,
Portfolio Manager,
Kobrick Capital Fund

Q. How did Kobrick Capital Fund perform during the 12 months ended September 30, 1999?

Capital Fund had a terrific year in a market that was extremely volatile. For the fiscal year ended September 30, 1999, Capital Fund posted a return of 60.7% (at net asset value), significantly better than the 26.3% return of the Russell 3000 Stock Index. The Fund had an average annual total return of 36.4% (at net asset value) since its inception on December 31, 1997, which was more than double the 15.7% average for the index for the same period. Kobrick Capital Fund's results were also well above the average of mutual funds with similar objectives. (See illustration next page.)

Q. What contributed to the strong performance of Kobrick Capital Fund?

We continued to apply the same buy and sell disciplines that I have used during my 28-year investment career. This means that in addition to focusing on traditional factors such as a company's financial information and products, I place a heavy emphasis on the ability of the company's management to execute its strategy. This approach helps to distinguish strong and emerging companies from the rest of the pack.

Q. What was your investment strategy during this volatile market?

We centered the bulk of the securities in Capital Fund on mid-cap stocks, but we also have what we call "tails" in emerging growth and some bigger companies. We did not maintain a particularly large concentration in Internet and software companies (although most of the companies we owned did quite well for the Fund), but rather maintained a diversified portfolio that included Internet derivative plays in the semiconductor and networking industries and companies that were fueled by a healthy economy and consumer demand, including specialty retail and business services. Ultimately, we are "bottom-up" stock pickers, focusing on individual companies -- not sectors. We will add to the portfolio those companies that meet our buy disciplines, even if they are not industries that are perceived as "hot" in the eyes of the average investor.

Q. What is your outlook for the year ahead?

During 1999, a handful of large companies drove up the indexes while most other companies experienced a bear market -- a "stealth" bear market. For example, as of October 1 of this year, 72.8% of the companies in the S&P 500 and 85.4% of those listed on the Nasdaq had fallen more than 20% from their highs. This creates tremendous buying opportunities for good stock pickers. I expect this stealth bear market to give way to a broader bull market encompassing a wide array of all capitalizations. In this scenario, instead of a narrow band of blue chips and other leadership issues, the market would be characterized by strong moves in many small-, medium- and large-cap equities. I believe leadership could come from the telecommunications, software and consumer sectors. From the media's perspective, this may be a "boring" bull market because we might see the Dow up only modestly while the real action focuses on the rest of the market. Overall, we think inflation will stay low and corporate earnings will continue to grow at a moderate, healthy pace -- a positive environment for Kobrick Capital Fund and its shareholders.

--------------------------------------------------------------------------------

                             KOBRICK CAPITAL FUND
--------------------------------------------------------------------------------

                                   Investment Results Through September 30, 1999
--------------------------------------------------------------------------------
Putting Performance in Perspective

The chart comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the Russell 3000 Index.


                                      Growth of a $10,000 Investment in the Fund
--------------------------------------------------------------------------------

                 December 31, 1997 through September 30, 1999

                                    [GRAPH]

                      Kobrick Capital          Russell 3000

12/31/97                       10,000                10,000
 1/31/98                       10,180                10,052
 2/28/98                       11,280                10,771
 3/31/98                       11,520                11,305
 4/30/98                       11,890                11,416
 5/31/98                       11,320                11,134
 6/30/98                       12,410                11,510
 7/31/98                       12,090                11,301
 8/31/98                        9,830                 9,569
 9/30/98                       10,710                10,222
10/31/98                       11,580                10,998
11/30/98                       12,940                11,671
12/31/98                       15,000                12,413
 1/31/99                       17,560                12,835
 2/28/99                       16,280                12,381
 3/31/99                       17,740                12,835
 4/30/99                       18,220                13,414
 5/31/99                       16,740                13,159
 6/30/99                       17,990                13,824
 7/31/99                       17,410                13,405
 8/31/99                       17,410                13,252
 9/30/99                       17,250                12,913

                                         Average Annual Total Returns -- 9/30/99
--------------------------------------------------------------------------------
                                                                    Since Fund's
Kobrick Capital Fund (Inception 12/31/97)        1 Year              Inception
Net Asset Value1                                   60.7%               36.4%

--------------------------------------------------------------------------------
                                                                    Since Fund's
Comparative Performance                          1 Year              Inception
Russell 3000 Index2                                26.3%               15.7%
Lipper Capital Appreciation Fund Average3          35.3                17.1
Morningstar Mid Cap Growth Fund Average4           44.0                17.3
--------------------------------------------------------------------------------

Notes

The illustration and the returns in the Average Annual Total Return table above represent past performance of the Fund and cannot predict future results. Investment return and principal value may vary so that shares, upon redemption, may be worth more or less than original cost, resulting in a gain or loss on the sale of shares. All index and Fund performance assumes reinvestment of distributions.

 1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge. The Fund waived certain fees and expenses during the period shown and performance would have been lower if these fees hadn't been waived.

 2 Russell 3000 Index is an unmanaged index measuring the stock price performance of the 3,000 largest U.S. companies based on total market capitalization. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.

 3 Lipper Capital Appreciation Fund Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service.

 4 Morningstar Mid Cap Growth Fund Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service.

The portfolio manager's commentary reflects conditions and actions taken during the reporting period which are subject to change. A shift in opinion may result in strategic and other portfolio changes. Small capitalization and emerging growth stocks are generally more sensitive to market movements, and are subject to limited markets and less liquidity than larger, more established companies. See the Fund's prospectus for details.



                                            Portfolio Characteristics at 9/30/99
--------------------------------------------------------------------------------

                                                            % of
Your Fund's Composition                                    Net Assets
--------------------------------------------------------------------------------
    Common Stocks                                            94.8
    Short Term Investments and Other                          5.2
--------------------------------------------------------------------------------
                                                            % of
Your Fund's Ten Largest Holdings                           Net Assets
--------------------------------------------------------------------------------
    Tyco International, Ltd.                                  3.2
--------------------------------------------------------------------------------
    Integrated Device Technology                              3.1
--------------------------------------------------------------------------------
    Waters Corp.                                              3.1
--------------------------------------------------------------------------------
    Intel Corp.                                               3.0
--------------------------------------------------------------------------------
    National Semiconductor Corp.                              2.8
--------------------------------------------------------------------------------
    CMGI, Inc.                                                2.6
--------------------------------------------------------------------------------
    Priceline.com, Inc.                                       2.6
--------------------------------------------------------------------------------
    Applied Materials, Inc.                                   2.5
--------------------------------------------------------------------------------
    QUALCOMM, Inc.                                            2.4
--------------------------------------------------------------------------------
    Yahoo!, Inc.                                              2.4
--------------------------------------------------------------------------------
Growth of a $10,000 Investment in the Fund

December 31, 1997 through September 30, 1999

                                                            % of
Your Fund's Five Largest Industries                        Net Assets
--------------------------------------------------------------------------------
    Semiconductor - Electronics                              21.5
--------------------------------------------------------------------------------
    Internet                                                  8.4
--------------------------------------------------------------------------------
    Computer Software                                         7.8
--------------------------------------------------------------------------------
    Semiconductor - Equipment                                 6.6
--------------------------------------------------------------------------------
    Broadcast Media                                           5.9
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         KOBRICK EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Portfolio Profile
--------------------------------------------------------------------------------

Objective: Provide growth of capital
--------------------------------------------------------------------------------

Strategy: Invests primarily in equity securities of emerging growth companies with emphasis on companies with small capitalizations.
--------------------------------------------------------------------------------

Inception Date: December 31, 1997
--------------------------------------------------------------------------------

Manager: Frederick R. Kobrick
--------------------------------------------------------------------------------

Symbol:     KFEGX
--------------------------------------------------------------------------------

Net Asset Value
 (9/30/99):   $16.54
---------------------------


                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------
                                                    Kobrick Emerging Growth Fund
[PICTURE OF FREDERICK R. KOBRICK]
Frederick R. Kobrick
President and Chief
Executive Officer, Kobrick
Funds LLC and Portfolio
Manager, Kobrick Emerging
Growth Fund

Q. How did Kobrick Emerging Growth Fund perform during the 12 months ended September 30, 1999?

In a difficult year for small-cap companies, Emerging Growth Fund performed extremely well. For the year ended September 30, 1999, the Fund's total return was 63.1% (at net asset value), which was more than three times the 19.1% return on its benchmark index, the Russell 2000. Since inception on December 31, 1997, the Fund's average annual total return was 33.3% (at net asset value), in stark contrast to the Russell 2000, which was essentially flat for the same period. Kobrick Emerging Growth Fund's results were also well above the average of mutual funds with similar objectives. (See illustration next page.)

Q. How was the Fund able to do so well in a difficult market?

It was a strenuous period for most equity fund managers, particularly for small-cap funds, because the averages (heavily weighted and influenced by around 20 stocks) kept going up while the broader market was trending down. As part of an overall flight to quality during most of the past year, investor demand for the large, blue-chip stocks that dominate the major stock market indices was high, driving up prices of a relatively few big-name stocks. We performed well by digging deeper than most other funds to find emerging companies with compelling valuations, high growth potential and management able to execute the company strategy. Although we are bottom-up stock pickers looking for specific companies and not hot industries, we found many of these companies in industries such as software and business services.

Q. Are many of the companies in the Fund's portfolio active internationally?

Everything is globalized now, from high-tech, nationally known players like Intel or Sony, to small retailers like Ann Taylor. Almost every company today is either selling globally, sourcing globally or competing globally . . . or some combination of those three. You won't find companies in the Fund's portfolio that have domestic myopia.

Q. What's your outlook for small-cap stocks in the coming year?

I think the outlook is very good because the economy should continue to grow at a moderate, healthy pace worldwide. Stock market volatility has become endemic, as high-speed electronic communications continue to shrink the globe. But I also think the secular bull market that has been in progress for most of the past decade will broaden to include small- and mid-cap issues -- a long overdue development that should benefit Kobrick Emerging Growth Fund shareholders.

Q. Will this healthy environment be concentrated in any industry?

Certainly technology, not just the Internet, will continue to be a major force in the market. But as you can see from the diversity of Emerging Growth Fund's top holdings, we are looking for strong companies in a variety of industries to lead the way.

--------------------------------------------------------------------------------

                        KOBRICK EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                   Investment Results Through September 30, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The chart comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the Russell 2000 Index.

                                      Growth of a $10,000 Investment in the Fund
--------------------------------------------------------------------------------

                 December 31, 1997 through September 30, 1999

                                    [GRAPH]

                 Kobrick Emerging        Russell 2000

12/31/97                   10,000              10,000
 1/31/98                   10,260               9,842
 2/28/98                   11,330              10,569
 3/31/98                   11,700              11,005
 4/30/98                   12,050              11,065
 5/31/98                   11,490              10,469
 6/30/98                   12,560              10,491
 7/31/98                   11,920               9,641
 8/31/98                    9,350               7,769
 9/30/98                   10,140               8,377
10/31/98                   10,560               8,719
11/30/98                   12,440               9,176
12/31/98                   13,950               9,744
 1/31/99                   15,310               9,873
 2/28/99                   13,960               9,074
 3/31/99                   15,180               9,215
 4/30/99                   15,770              10,041
 5/31/99                   15,420              10,187
 6/30/99                   16,720              10,648
 7/31/99                   16,660              10,356
 8/31/99                   16,500               9,973
 9/30/99                   16,540               9,975

                                         Average Annual Total Returns -- 9/30/99
--------------------------------------------------------------------------------
                                                                   Since Fund's
Kobrick Emerging Growth Fund (Inception 12/31/97)  1 Year            Inception
Net Asset Value1                                     63.1%             33.3%
--------------------------------------------------------------------------------

                                                                   Since Fund's
Comparative Performance                            1 Year            Inception
Russell 2000 Index2                                  19.1%             -0.1%
Lipper Small Company Fund Average3                   26.9               2.8
Morningstar Small Cap Growth Fund Average4           45.0              11.5
--------------------------------------------------------------------------------

Notes to Charts

The illustration and the returns in the Average Annual Total Return table above represent past performance of the Fund and cannot predict future results. Investment return and principal value may vary so that shares, upon redemption, may be worth more or less than original cost, resulting in a gain or loss on the sale of shares. All index and Fund performance assumes reinvestment of distributions.

 1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge. The Fund waived certain fees and expenses during the period shown and performance would have been lower if these fees hadn't been waived.

 2 Russell 2000 Index is an unmanaged index measuring the stock price performance of 2000 small capitalization U.S. stocks and is a commonly used index of U.S. small stock performance. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

 3 Lipper Small Company Fund Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service.

 4 Morningstar Small Cap Growth Fund Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service.

The portfolio manager's commentary reflects conditions and actions taken during the reporting period which are subject to change. A shift in opinion may result in strategic and other portfolio changes. Small capitalization and emerging growth stocks are generally more sensitive to market movements, and are subject to limited markets and less liquidity than larger, more established companies. These risks may increase share price volatility. See the Fund's prospectus for details.

                                            Portfolio Characteristics at 9/30/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                % of
Your Fund's Composition                       Net Assets
--------------------------------------------------------------------------------
   Common Stocks                                92.6
--------------------------------------------------------------------------------
   Short Term Investments and Other              7.4
--------------------------------------------------------------------------------
                                                % of
Your Fund's Ten Largest Holdings              Net Assets
--------------------------------------------------------------------------------
   Hambrecht & Quist Group, Inc.                 3.4
--------------------------------------------------------------------------------
   Gerald Stevens, Inc.                          3.3
--------------------------------------------------------------------------------
   Brocade Communications Systems, Inc.          3.2
--------------------------------------------------------------------------------
   Exchange Applications, Inc.                   3.0
--------------------------------------------------------------------------------
   Exodus Communications, Inc.                   2.9
--------------------------------------------------------------------------------
   AppNet Systems, Inc.                          2.8
--------------------------------------------------------------------------------
   P-Com, Inc.                                   2.8
--------------------------------------------------------------------------------
   Waters Corp.                                  2.7
--------------------------------------------------------------------------------
   MiniMed, Inc.                                 2.7
--------------------------------------------------------------------------------
   Ann Taylor Stores Corp.                       2.6
--------------------------------------------------------------------------------
Growth of a $10,000 Investment in the Fund

December 31, 1997 through September 30, 1999

                                                % of
Your Fund's Five Largest Industries           Net Assets
--------------------------------------------------------------------------------
   Semiconductor - Electronics                  14.5
--------------------------------------------------------------------------------
   Computer Software                            10.2
--------------------------------------------------------------------------------
   Services - Commercial & Consumer              7.7
--------------------------------------------------------------------------------
   Retail - Specialty                            6.8
--------------------------------------------------------------------------------
   Broadcast Media                               6.1
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              KOBRICK GROWTH FUND
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective: Provide long-term growth of capital
--------------------------------------------------------------------------------

Strategy: Invests primarily in equity securities of companies with large capitalizations, which the fund manager believes have better than average long-term growth potential.
--------------------------------------------------------------------------------

Inception Date: September 1, 1998
--------------------------------------------------------------------------------

Manager: Michael E. Nance
--------------------------------------------------------------------------------

Symbol:  KFGRX
--------------------------------------------------------------------------------

Net Asset Value: (9/30/99) $15.41
--------------------------------------------------------------------------------

                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------
                                                             Kobrick Growth Fund

[PICTURE OF MICHAEL E. NANCE]

Michael E. Nance
Senior Vice President
Kobrick Funds LLC, and
Portfolio Manager,
Kobrick Growth Fund

Q. How did Kobrick Growth Fund perform during the 12 months ended September 30, 1999?

Kobrick Growth Fund had a strong year despite the volatility in the overall market. The Fund's total return for fiscal 1999 was 49.3% (at net asset value), significantly outpacing the 27.8% return on the S&P 500 Stock Index. Since inception on September 1, 1998, the Fund's average annual total return was 49.1% (at net asset value), also better than the index's 32.9%. The Fund's results were also substantially above the average for comparable funds. (See illustration next page.)

Q. How was the Fund able to outperform the Standard & Poor's 500 when so many other funds have difficulty just matching it?

First, we have a systematic approach to investing and we stuck to that discipline through what was a period of historically high levels of market volatility. Second, we leverage the core discipline by positioning the Fund in stocks and sectors of the S&P 500 where the market had failed to see the future growth potential. For example, this year will be remembered for the continued explosive growth of the Internet (with Internet traffic doubling every 100 days) and an insatiable demand for bandwidth. Since I took charge of the portfolio this summer, we've concentrated on companies that are derivative to these industries. We selected companies staking their claim as "broadband" service providers offering combinations of basic and long distance phone service, data transmission, Internet, cable TV, interactive movies . . . anything you can transmit into homes or offices with a wire or wireless signal. Two of the largest holdings in the Growth Fund are Sprint FON Group and Sprint PCS Group, which will offer the full array of wire and wireless broadband services to millions of customers.

Q. What do you look for in companies offering wireless technology?

We look for the three "Cs" that we believe will be responsible for this sector's next growth spurt: cost, coverage and connectivity. Cost is going down -- wireless rates are now comparable to traditional wireline long distance, so companies that bundle services will have a competitively priced package. Coverage is critical --customers want to use their cellular phones and PCs wherever they go. Connectivity will give more consumers access to these technologies. As early as this Christmas, you'll be able to have an Internet browser on your wireless phone, enabling you to download sports scores or traffic updates. And the handset will cost around $100.

Q. You mentioned an investment discipline. What do you mean by that?

We emphasize companies with superior management, potential for high earnings growth and cash flow, as well as compelling valuations. We also look for a catalyst -- a fundamental, organizational or structural event that will get the market to share our perception of the stock's potential. A catalyst can be as obvious as a positive earnings surprise, or more subtle, like a change in distribution channels. Our sell-side disciplines are basically the same, but in reverse. We will generally sell a stock if there is a change in the company's management or strategy, the company fails to execute its strategy or when its target price, which is continuously evaluated is reached. Also, if it became clear that the catalyst I had expected to occur appeared unlikely to materialize, that would also raise a red flag.

Q. What's your outlook for growth stocks in the coming year?

Companies able to demonstrate superior earnings growth should do well for long-term investors in most market scenarios, as long as they're purchased at a good price and held for as long as their projected growth rates justify their valuations. Our overall outlook is positive because we believe the economy should continue to grow at a moderate, healthy pace worldwide, and that inflation does not pose an imminent threat.

--------------------------------------------------------------------------------

                              KOBRICK GROWTH FUND
--------------------------------------------------------------------------------


                                   Investment Results Through September 30, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The chart comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the S&P 500 Index.




                                      Growth of a $10,000 Investment in the Fund
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Kobrick Growth        S&P 500 Index

                         10,000               10,000
 9/30/98                 10,320               10,638
10/31/98                 11,130               11,504
11/30/98                 12,100               12,202
12/31/98                 13,762               12,905
 1/31/99                 15,763               13,445
 2/28/99                 14,572               13,026
 3/31/99                 15,473               13,547
 4/30/99                 15,713               14,072
 5/31/99                 14,742               13,740
 6/30/99                 15,463               14,504
 7/31/99                 15,153               14,050
 8/31/99                 14,983               13,981
 9/30/99                 15,413               13,598

--------------------------------------------------------------------------------
                                         Average Annual Total Returns -- 9/30/99
--------------------------------------------------------------------------------
                                                                   Since Fund's
Kobrick Growth Fund (Inception 9/1/98)      1 Year                  Inception
Net Asset Value1                              49.3%                   49.1%
--------------------------------------------------------------------------------
                                                                   Since Fund's
Comparative Performance                     1 Year                  Inception
S&P 500 Index2                                27.8%                   32.9%
Lipper Growth Fund Average3                   30.3                    35.0
Morningstar Large Cap Growth Fund Average4    37.0                    42.3
--------------------------------------------------------------------------------

Notes to Charts

The illustration and the returns in the Average Annual Total Return table above represent past performance of the Fund and cannot predict future results. Investment return and principal value may vary so that shares, upon redemption, may be worth more or less than original cost, resulting in a gain or loss on the sale of shares. All index and Fund performance assumes reinvestment of distributions.

 1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge. The Fund waived certain fees and expenses during the period shown and performance would have been lower if these fees hadn't been waived.

 2 The Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is a market value-weighted unmanaged index of common stock prices. It is a common measure of stock total return performance. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Since inception return calculated from 8/31/98.

 3 Lipper Growth Fund Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Since inception return calculated from 8/31/98.

 4 Morningstar Large Cap Growth Fund Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Since inception return calculated from 8/31/98.

The portfolio manager's commentary reflects conditions and actions taken during the reporting period which are subject to change. A shift in opinion may result in strategic and other portfolio changes.


                                            Portfolio Characteristics at 9/30/99
--------------------------------------------------------------------------------

                                                                      % of
Your Fund's Composition                                            Net Assets
--------------------------------------------------------------------------------
    Common Stocks                                                    93.1
--------------------------------------------------------------------------------
    Short Term Investments and Other                                  6.9
--------------------------------------------------------------------------------

                                                                       % of
 Your Fund's Ten Largest Holdings                                  Net Assets
--------------------------------------------------------------------------------
    Tyco International, Ltd.                                          9.8
--------------------------------------------------------------------------------
    Sprint Corp. (FON Group)                                          3.9
--------------------------------------------------------------------------------
    Firstar Corp.                                                     3.9
--------------------------------------------------------------------------------
    Computer Associates International, Inc.                           3.9
--------------------------------------------------------------------------------
    Providian Financial Corp.                                         3.8
--------------------------------------------------------------------------------
    Sprint Corp. (PCS Group)                                          3.7
--------------------------------------------------------------------------------
    Vodaphone AirTouch PLC                                            3.4
--------------------------------------------------------------------------------
    Comcast Corp.                                                     3.4
--------------------------------------------------------------------------------
    AT&T Corp. - Liberty Media Corp.                                  3.0
--------------------------------------------------------------------------------
    General Instrument Corp.                                          2.8
--------------------------------------------------------------------------------
 Growth of a $10,000 Investment in the Fund

 September 1, 1998 through September 30, 1999

                                                                      % of
 Your Fund's Five Largest Industries                               Net Assets
--------------------------------------------------------------------------------
    Broadcast Media                                                  10.6
--------------------------------------------------------------------------------
    Manufacturer - Diversified                                        9.8
--------------------------------------------------------------------------------
    Telecommunications - Cellular                                     9.1
--------------------------------------------------------------------------------
    Computer Software                                                 7.3
--------------------------------------------------------------------------------
    Semiconductor - Equipment                                         6.1
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                KOBRICK CAPITAL FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of September 30, 1999

Investments -- 102.5% of Total Net Assets

Description                                                  Shares    Value (a)
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.8%
AEROSPACE/DEFENSE -- 1.9%
Boeing Co. ............................................      44,800  $1,909,600
                                                                     ----------

BROADCAST MEDIA -- 5.9%
CBS Corp. (c) .........................................      40,200   1,859,250
Citadel Communications Corp. (c) ......................       4,300     146,738
Entercom Communications Corp. (c) .....................      41,500   1,494,000
Insight Communications Co., Inc. Class A (c) ..........       7,800     223,275
MediaOne Group, Inc. (c) ..............................      14,900   1,017,856
Wink Communications, Inc. (c) .........................      30,300   1,323,731
                                                                     ----------
                                                                      6,064,850
                                                                     ----------

CHEMICALS-SPECIALTY -- 3.1%
Waters Corp. (c) ......................................      52,300   3,167,419
                                                                     ----------

COMMUNICATION-EQUIPMENT -- 2.4%
QUALCOMM, Inc. ........................................      13,300   2,516,194
                                                                     ----------

COMPUTER HARDWARE -- 5.6%
Apple Computer, Inc. (c) ..............................      36,400   2,304,575
Dell Computer Corp. (c) ...............................      50,200   2,098,987
Sun Microsystems, Inc. (c) ............................      14,700   1,367,100
                                                                     ----------
                                                                      5,770,662
                                                                     ----------

COMPUTER SOFTWARE -- 7.8%
Computer Associates International, Inc. ...............      38,400   2,352,000
Digital Insight Corp. (c) .............................         800      12,000
Mission Critical Software, Inc. (c) ...................      21,600     961,200
NetScout Systems, Inc. (c) ............................      17,800     381,587
Oracle Corp. (c) ......................................      54,400   2,475,200
Red Hat, Inc. (c) .....................................       1,000      96,000
Symantec Corp. (c) ....................................      46,500   1,672,547
Vitria Technology, Inc. (c) ...........................       2,500      91,875
                                                                     ----------
                                                                      8,042,409
                                                                     ----------

COMPUTERS-NETWORKING -- 2.6%
Brocade Communications Systems, Inc. (c) ..............       5,200   1,092,000
Extreme Networks, Inc. (c) ............................      23,600   1,494,175
Foundry Networks, Inc. (c) ............................         800     100,800
Internap Network Services Corp. (c) ...................         800      35,700
                                                                     ----------
                                                                      2,722,675
                                                                     ----------



Description                                                  Shares    Value (a)
--------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) -- 0.6%
Mortgage.com, Inc. (c) ................................      70,900  $  682,413
                                                                     ----------

FOOTWARE -- 2.4%
NIKE, Inc. Class B ....................................      43,500   2,474,062
                                                                     ----------

HEALTHCARE-DIVERSIFIED -- 0.6%
Women First Healthcare, Inc. (c) ......................      82,900     585,481
                                                                     ----------

INTERNET -- 8.4%
America Online, Inc. ................................        23,000   2,392,000
Inktomi Corp. (c) ...................................         8,200     984,256
RealNetworks, Inc. (c) ..............................        15,700   1,641,631
theglobe.com, inc. (c) ..............................        68,500     937,594
Webstakes.com, Inc. (c) .............................        16,100     142,888
Yahoo!, Inc. (c) ....................................        14,000   2,513,000
                                                                      ---------
                                                                      8,611,369
                                                                      ---------

LEISURE TIME PRODUCTS -- 1.2%
Royal Caribbean Cruises, Ltd. .......................        26,400   1,188,000
                                                                      ---------

MANUFACTURER-DIVERSIFIED -- 3.2%
Tyco International, Ltd. ............................        31,800   3,283,350
                                                                      ---------

OIL & GAS-DRILLING & EQUIPMENT -- 0.6%
Noble Drilling Corp. (c) ............................        29,000     634,375
                                                                      ---------

OIL & GAS-EXPLORATION & PRODUCTION -- 3.9%
Chevron Corp. .......................................        11,400   1,011,750
Grey Wolf, Inc. (c) .................................       246,700     740,100
Newfield Exploration Co. (c) ........................        32,100   1,057,294
Pride International, Inc. (c) .......................        84,000   1,191,750
                                                                      ---------
                                                                      4,000,894
                                                                      ---------

RESTAURANTS -- 0.1%
Rubio's Restaurants, Inc. (c) .......................         7,400      63,825
                                                                      ---------

RETAIL-APPAREL -- 1.9%
AnnTaylor Stores Corp. (c) ..........................        48,200   1,970,175
                                                                      ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments as of September 30, 1999

Investments -- continued

Description                                                Shares    Value (a)
--------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 5.7%
AutoNation, Inc. (c) ...................................   66,000 $    829,125
Gerald Stevens, Inc. (c) ...............................   95,100    1,331,400
Priceline.com, Inc. (c) ................................   41,400    2,670,300
Tweeter Home Entertainment Group, Inc. (c) .............   27,900    1,042,762
                                                                  ------------
                                                                     5,873,587
                                                                  ------------


SEMICONDUCTOR-ELECTRONICS -- 21.5%
Analog Devices, Inc. (c) ...............................   34,500    1,768,125
Atmel Corp. (c) ........................................   29,500      997,469
Conexant Systems, Inc. (c) .............................   30,700    2,230,547
Cypress Semiconductor Corp. (c) ........................  102,900    2,212,350
Dallas Semiconductor Corp. .............................   31,900    1,704,656
Integrated Device Technology (c) .......................  173,300    3,206,050
Intel Corp. ............................................   41,400    3,076,537
LSI Logic Corp. (c) ....................................   27,900    1,436,850
National Semiconductor Corp. (c) .......................   92,900    2,833,450
STMicroelectronics .....................................    6,600      488,400
Vitesse Semiconductor Corp. (c) ........................   25,100    2,142,913
                                                                  ------------
                                                                    22,097,347
                                                                  ------------

SEMICONDUCTOR-EQUIPMENT -- 6.6%
Applied Materials, Inc. (c) ............................   32,600    2,538,725
KLA-Tencor Corp. (c) ...................................   34,100    2,216,500
Lam Research Corp. (c) .................................   32,400    1,976,400
Teradyne, Inc. Rights Callable through 3/26/2000 (c) ...    3,400      119,850
                                                                  ------------
                                                                     6,851,475
                                                                  ------------

SERVICES-COMMERCIAL & CONSUMER -- 3.6%
CMGI, Inc. (c) .........................................   26,500    2,716,250
MDC Corp., Inc. Class A (c) ............................   93,400      974,862
                                                                  ------------
                                                                     3,691,112
                                                                  ------------

TELECOMMUNICATIONS-CELLULAR -- 2.4%
Sprint Corp. (PCS Group) ...............................   33,500    2,497,844
                                                                  ------------

TELECOMMUNICATIONS-LONG DISTANCE -- 2.1%
Sprint Corp. (FON Group) ...............................   39,300    2,132,025
                                                                  ------------

WASTE MANAGEMENT -- 0.7%
Republic Services, Inc. Class A (c) ....................   65,100      707,963
                                                                  ------------

Total Common Stocks
  (cost $92,673,189) ...................................            97,539,106
                                                                  ------------

                                                     Principal Amount
Description                                               (000s)       Value (a)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 7.7%
State Street Bank and Trust Co., 4.60%, dated 9/30/99,
   to be repurchased for $7,951,012 on 10/1/99
   (collateralized by U.S. Treasury Note 4.000%,
   10/31/00, market value $8,110,000)
   (cost $7,950,000) ...................................$   7,950 $  7,950,000
                                                                  ------------

TOTAL INVESTMENTS -- 102.5%
  (cost $100,623,189) (b) ..............................           105,489,106
Other assets less liabilities -- (2.5%) ................            (2,610,071)
                                                                  ------------

NET ASSETS -- 100% .....................................          $102,879,035
                                                                  ============


(a) See Note 2 of Notes to Financial Statements.
(b) Federal Tax Information: At September 30, 1999 the net unrealized appreciation on investments based on cost of $100,999,920 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value
       over tax cost .....................................        $  8,121,007
      Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over value ........................................          (3,631,821)
                                                                  ------------
      Net unrealized appreciation ........................        $  4,489,186
                                                                  ============
(c) Non-income producing security.

             See accompanying notes to financial statements.                   9

--------------------------------------------------------------------------------

            KOBRICK EMERGING GROWTH FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of September 30, 1999

Investments -- 106% of Total Net Assets

Description                                               Shares     Value (a)
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.6%
BROADCAST MEDIA -- 6.1%
Citadel Communications Corp. (c) ....................      2,600    $   88,725
Cumulus Media, Inc., Class A (c) ....................     33,200     1,085,225
Entercom Communications Corp. (c) ...................     36,900     1,328,400
Insight Communications Co., Inc., Class A (c) .......      3,200        91,600
Wink Communications, Inc. (c) .......................     14,100       615,994
                                                                    ----------
                                                                     3,209,944
                                                                    ----------

CHEMICALS-SPECIALTY -- 2.7%
Waters Corp. (c) ....................................     23,600     1,429,275
                                                                    ----------

COMMUNICATION-EQUIPMENT -- 1.8%
CapRock Communications Corp. (c) ....................     22,500       523,125
Carrier Access Corp. (c) ............................     10,500       439,031
                                                                    ----------
                                                                       962,156
                                                                    ----------

COMMUNICATION-SOFTWARE/SERVICES -- 3.2%
Exodus Communications, Inc. (c) .....................     21,000     1,513,312
Kana Communications, Inc. (c) .......................      2,700       134,663
                                                                    ----------
                                                                     1,647,975
                                                                    ----------

COMPUTER HARDWARE -- 2.6%
Advanced Digital Information Corp. (c) ..............     48,000     1,335,000
                                                                    ----------

COMPUTER SOFTWARE -- 10.2%
Broadbase Software, Inc. (c) ........................      5,400        86,063
Digital Insight Corp. (c) ...........................        400         6,000
Epiphany, Inc. (c) ..................................      5,500       268,125
Exchange Applications, Inc. (c) .....................     53,300     1,549,031
Mission Critical Software, Inc. (c) .................      9,800       436,100
NetScout Systems, Inc. (c) ..........................      8,100       173,644
Point of Sale, Ltd. (c) .............................     64,100       729,137
Red Hat, Inc. (c) ...................................        500        48,000
Santa Cruz Operation, Inc. (c) ......................     98,700     1,178,231
Symantec Corp. (c) ..................................     23,200       834,475
                                                                    ----------
                                                                     5,308,806
                                                                    ----------

COMPUTERS-NETWORKING -- 4.8%
Brocade Communications Systems, Inc. (c) ............      7,900     1,659,000
Extreme Networks, Inc. (c) ..........................     11,900       753,419
Foundry Networks, Inc. (c) ..........................        400        50,400
Internap Network Services Corp. (c) .................        400        17,850
                                                                    ----------
                                                                     2,480,669
                                                                    ----------

ELECTRICAL EQUIPMENT -- 1.3%
Jabil Circuit, Inc. (c) .............................     14,200    $  702,900
                                                                    ----------

FINANCIAL (DIVERSIFIED) -- 0.6%
Mortgage.com, Inc. (c) ..............................     32,100       308,963
                                                                    ----------

FOODS -- 0.9%
Keebler Foods Co. (c) ...............................     16,300       486,963
                                                                    ----------

HEALTHCARE-DIVERSIFIED -- 0.5%
Women First Healthcare, Inc. (c) ....................     36,400       257,075
                                                                    ----------

HEALTHCARE-DRUGS MAJOR -- 0.7%
AmeriSource Health Corp. Class A (c) ................     14,800       350,575
                                                                    ----------

HEALTHCARE-MANAGED CARE -- 0.9%
Trigon Healthcare, Inc. (c) .........................     16,800       485,100
                                                                    ----------

INTERNET -- 4.9%
Audible, Inc. (c) ...................................     20,000       210,000
Inktomi Corp. (c) ...................................      4,100       492,128
RealNetworks, Inc. (c) ..............................     13,000     1,359,312
theglobe.com, inc. (c) ..............................     32,700       447,581
Webstakes.com, Inc. (c) .............................      7,900        70,113
                                                                    ----------
                                                                     2,579,134
                                                                    ----------

INVESTMENT BANK/BROKERAGE -- 3.4%
Hambrecht & Quist Group, Inc. (c) ...................     35,800     1,751,962
                                                                    ----------

MEDICAL PRODUCTS & SUPPLIES -- 2.7%
MiniMed, Inc. (c) ...................................     14,400     1,414,800
                                                                    ----------

OIL & GAS-REFINING & MARKETING -- 1.7%
Marine Drilling Co., Inc. (c) .......................     55,100       871,269
                                                                    ----------

OIL & GAS-EXPLORATION & PRODUCTION-- 4.3%
Grey Wolf, Inc. (c) .................................    112,100       336,300
Newfield Exploration Co. (c) ........................     22,200       731,212
Pride International, Inc. (c) .......................     39,000       553,313
Transocean Offshore, Inc. ...........................     20,700       633,937
                                                                    ----------
                                                                     2,254,762
                                                                    ----------

10              See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments as of September 30, 1999

Investments -- continued

Description                                                Shares   Value (a)
--------------------------------------------------------------------------------

RESTAURANTS -- 0.1%
Rubio's Restaurants, Inc. (c) ....................          3,300 $    28,463
                                                                  -----------

RETAIL-APPAREL -- 2.6%
AnnTaylor Stores Corp. (c) .......................         33,300   1,361,137
                                                                  -----------

RETAIL-SPECIALTY -- 6.8%
AutoNation, Inc. (c) .............................         30,200     379,388
Blockbuster, Inc. (c) ............................         24,400     311,100
Gerald Stevens, Inc. (c) .........................        124,400   1,741,600
garden.com, Inc. (c) .............................          7,500     141,563
Tweeter Home Entertainment Group, Inc. (c)........         25,500     953,062
                                                                  -----------
                                                                    3,526,713
                                                                  -----------

SEMICONDUCTOR-ELECTRONICS -- 14.5%
Atmel Corp. (c) ..................................         19,700     666,106
Cypress Semiconductor Corp. (c) ..................         48,200   1,036,300
Dallas Semiconductor Corp. .......................         14,500     774,844
Integrated Device Technology (c) .................         60,900   1,126,650
Lattice Semiconductor Corp. (c) ..................         25,500     757,031
Maxim Integrated Products, Inc. (c) ..............         21,200   1,337,587
National Semiconductor Corp. (c) .................         31,300     954,650
Vitesse Semiconductor Corp. (c) ..................         10,800     922,050
                                                                  -----------
                                                                    7,575,218
                                                                  -----------

SEMICONDUCTOR-EQUIPMENT -- 4.8%
Applied Materials, Inc. (c) ......................          6,900     537,338
KLA-Tencor Corp. (c) .............................         15,200     988,000
Lam Research Corp. (c) ...........................         16,300     994,300
                                                                  -----------
                                                                    2,519,638
                                                                  -----------

SERVICES -COMMERCIAL & CONSUMER-- 7.7%
AppNet Systems, Inc. (c) .........................         54,200   1,483,725
Concord EFS, Inc. (c) ............................         32,850     677,531
CSG Systems International, Inc. (c) ..............         18,900     517,978
MDC Corp., Inc. Class A (c) ......................         41,600     434,200
The Pathways Group, Inc. (c) .....................        160,000     920,000
                                                                  -----------
                                                                    4,033,434
                                                                  -----------

TELECOMMUNICATIONS-EQUIPMENT-- 2.8%
P-Com, Inc. (c) ..................................        205,300   1,437,100
                                                                  -----------

Total Common Stocks
(cost $43,579,442) ...............................                 48,319,031
                                                                  -----------


REPURCHASE AGREEMENT -- 14.2%
State Street Bank and Trust Co., 4.60%,
  dated 9/30/99, to be repurchased for
  $7,411,947 on 10/1/99 (collateralized
  by U.S. Treasury Note 6.125%, 9/30/00,
  market value $7,562,625)
  (cost $7,411,000) ..............................     $    7,411 $ 7,411,000
                                                                  -----------

TOTAL INVESTMENTS -- 106.8%
         (cost $50,990,442) (b) ..................                 55,730,031
Other assets less liabilities -- (6.8%) ..........                 (3,555,341)
                                                                  -----------
NET ASSETS -- 100% ...............................                $52,174,690
                                                                  ===========


(a)  See Note 2 of Notes to Financial Statements.
(b) Federal Tax Information: At September 30, 1999 the net unrealized appreciation on investments based on cost of $51,267,125 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost .........................................   $ 6,779,913
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value ............................................    (2,317,007)
                                                                  -----------
       Net unrealized appreciation ............................   $ 4,462,906
                                                                  ===========
(c)  Non-income producing security.


                See accompanying notes to financial statements.               11

--------------------------------------------------------------------------------

                KOBRICK GROWTH FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of September 30, 1999

Investments -- 96.3% of Total Net Assets

Description                                               Shares      Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.1%
AEROSPACE/DEFENSE -- 0.9%
Allied Signal, Inc. ................................       7,100     $  425,556
                                                                     ----------

AIR FREIGHT -- 0.8%
Rockwell International Corp. .......................       7,400        388,500
                                                                     ----------

ALUMINUM -- 0.9%
Reynolds Metals Co. ................................       7,200        434,700
                                                                     ----------

BANKS-MAJOR REGIONAL -- 3.9%
Firstar Corp. ......................................      70,638      1,810,099
                                                                     ----------

BROADCAST MEDIA -- 10.6%
Adelphia Communications Corp. Class A (c) ..........       7,600        446,975
AT&T Corp. (Liberty Media Group) Class A (c) .......      38,300      1,421,887
Citadel Communications Corp. (c) ...................      17,300        590,363
Comcast Corp. Class A ..............................      15,200        548,150
Comcast Corp. Class A SpL ..........................      25,800      1,028,775
Cumulus Media, Inc. Cl. A (c) ......................      24,700        807,381
Insight Communications Co., Inc. Cl. A (c) .........       3,400         97,325
                                                                     ----------
                                                                      4,940,856
                                                                     ----------

COMMUNICATION-EQUIPMENT -- 5.6%
Carrier Access Corp. (c) ...........................      17,700        740,081
General Instrument Corp. (c) .......................      27,400      1,318,625
QUALCOMM, Inc. .....................................       2,900        548,644
                                                                     ----------
                                                                      2,607,350
                                                                     ----------

COMPUTER HARDWARE -- 1.0%
Sanmina Corp. (c) ..................................       6,000        464,250
                                                                     ----------

COMPUTER SOFTWARE -- 7.3%
BMC Software, Inc. (c) .............................       3,500        250,469
Computer Associates International, Inc. ............      29,500      1,806,875
Microsoft Corp. (c) ................................       5,000        452,812
Oracle Corp. (c) ...................................      20,300        923,650
                                                                     ----------
                                                                      3,433,806
                                                                     ----------

COMPUTERS-NETWORKING -- 0.1%
Foundry Networks, Inc. (c) .........................         300         37,800
                                                                     ----------

CONSUMER FINANCE -- 3.8%
Providian Financial Corp. ..........................      22,700     $1,797,556
                                                                     ----------

CONTAINERS & PACKAGING -- 1.0%
Sealed Air Corp. (c) ...............................       8,700        446,419
                                                                     ----------

ELECTRICAL EQUIPMENT -- 0.9%
Flextronics International, Ltd. (c) ................       7,200        418,950
                                                                     ----------

ENTERTAINMENT -- 1.6%
SFX Entertainment, Inc. Class A (c) ................      25,100        765,550
                                                                     ----------

FOODS -- 1.7%
Keebler Foods Co. (c) ..............................       7,500        224,063
Quaker Oats Co. ....................................       9,500        587,812
                                                                     ----------
                                                                        811,875
                                                                     ----------

HOUSEHOLD FURNITURE & APPLIANCES -- 1.0%
Whirlpool Corp. ....................................       7,100        463,719
                                                                     ----------

MANUFACTURER-DIVERSIFIED -- 9.8%
Tyco International, Ltd. ...........................      44,679      4,613,112
                                                                     ----------

OIL & GAS-DRILLING & EQUIPMENT -- 4.4%
BJ Services Co. (c) ................................      20,400        648,975
Global Marine Inc. (c) .............................      26,200        430,663
Noble Drilling Corp. (c) ...........................       8,500        185,937
R&B Falcon Corp. (c) ...............................      31,200        409,500
Tuboscope, Inc. (c) ................................      30,600        380,588
                                                                     ----------
                                                                      2,055,663
                                                                     ----------

OIL & GAS-EXPLORATION & PRODUCTION -- 4.9%
Chevron Corp. ......................................       4,900        434,875
Conoco, Inc. Class A ...............................      33,000        915,750
Royal Dutch Petroleum Co. (ADR) ....................      15,600        921,375
                                                                     ----------
                                                                      2,272,000
                                                                     ----------

PAPER & FOREST PRODUCT -- 1.4%
Willamette Industries, Inc. ........................      15,400        664,125
                                                                     ----------

RESTAURANTS -- 0.8%
Tricon Global Restaurants, Inc. (c) ................       8,600        352,063
                                                                     ----------


12              See accompanying notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investments as of September 30, 1999

Investments -- continued


Description                                               Shares   Value (a)
--------------------------------------------------------------------------------

RETAIL-SPECIALTY -- 0.9%
Blockbuster, Inc. (c) ................................    32,200  $  410,550
                                                                  ----------

SEMICONDUCTOR-ELECTRONICS -- 2.7%
Micron Technology, Inc. (c) ..........................     5,900     392,719
National Semiconductor Corp. (c) .....................    27,900     850,950
                                                                  ----------
                                                                   1,243,669
                                                                  ----------

SEMICONDUCTOR-EQUIPMENT -- 6.1%
Applied Materials, Inc. (c) ..........................    13,200   1,027,950
Novellus Systems, Inc. (c) ...........................    13,900     926,475
Teradyne, Inc. Rights Callable through 3/26/2000 (c)..    25,800     909,450
                                                                  ----------
                                                                   2,863,875
                                                                  ----------

SERVICES-COMMERCIAL & CONSUMER -- 4.2%
Cendant Corp. (c) (d) ................................    22,100     392,275
Electronic Data Systems Corp. ........................    20,800   1,101,100
Viad Corp. ...........................................    16,400     483,800
                                                                  ----------
                                                                   1,977,175
                                                                  ----------

TELECOMMUNICATIONS -CELLULAR -- 9.1%
Nextel Communications, Inc. Class A (c) ..............    14,100     956,156
Sprint Corp. (PCS Group) .............................    23,100   1,722,394
Vodafone AirTouch plc ADR ............................     6,700   1,592,925
                                                                  ----------
                                                                   4,271,475
                                                                  ----------

TELECOMMUNICATIONS -LONG DISTANCE -- 3.9%
Sprint Corp. (FON Group) .............................    34,100   1,849,925
                                                                  ----------

TELEPHONE -- 3.8%
Bell Atlantic Corp. ..................................     6,900     464,456
CTC Communications Corp. (c) .........................    46,100     757,769
McLeodUSA, Inc. Class A (c) ..........................    13,400     570,337
                                                                  ----------
                                                                   1,792,562
                                                                  ----------
Total Common Stocks
         (cost $42,592,495) ..........................            43,613,180
                                                                  ----------

REPURCHASE AGREEMENT -- 3.2%
State Street Bank and Trust Co., 3.25%, dated 9/30/99,
         to be repurchased for $1,476,133 on 10/1/99
         (collateralized by U.S. Treasury Note 6.125%,
         9/30/00, market value $1,507,500)
         (cost $1,476,000) ...........................     1,476 $ 1,476,000
                                                                  ----------

TOTAL INVESTMENTS --96.3%
         (cost $44,068,495) (b) ......................            45,089,180
Other assets less liabilities -- 3.7% ................             1,737,900
                                                                  ----------

NET ASSETS-- 100% ....................................           $46,827,080
                                                                  ==========


(a)  See Note 2 of Notes to Financial Statements.
(b) Federal Tax Information: At September 30, 1999 the net unrealized appreciation on investments based on cost of $44,538,069 for federal income tax purposes was as follows:
       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost .....................................      $ 2,268,626
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax
        cost over value ...................................       (1,717,515)
                                                                  ----------
       Net unrealized appreciation ........................       $  551,111
                                                                  ==========
(c)  Non-income producing security.
(d)  Affiliated company (Note 8).
ADR  American Depositary Receipt.

See accompanying notes to financial statements.                              13

--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

September 30, 1999

                                                                                            Kobrick       Kobrick       Kobrick
                                                                                            Capital    Emerging Growth   Growth
                                                                                              Fund           Fund          Fund
                                                                                         --------------  ------------  ------------
ASSETS
  Investments, at value (Note 2)
    Securities (cost $92,673,189, $43,579,442 and $42,592,495, respectively)........      $ 97,539,106  $ 48,319,031  $ 43,613,180
    Repurchase Agreement ...........................................................         7,950,000     7,411,000     1,476,000
  Cash .............................................................................           360,540       185,737         9,329
  Dividends and interest receivable ................................................            23,487         3,478        25,589
  Receivable for securities sold ...................................................         8,028,097     6,957,218     4,565,785
  Receivable for Fund shares sold ..................................................         2,808,938     1,422,100       502,500
  Deferred organizational costs (Note 2) ...........................................            27,888        27,888            --
  Prepaid expenses .................................................................             3,082         2,370            94
                                                                                          ------------  ------------  ------------
           TOTAL ASSETS ............................................................       116,741,138    64,328,822    50,192,477

LIABILITIES
  Payable for securities purchased .................................................        13,626,018    12,051,844     3,261,045
  Payable for Fund shares redeemed .................................................            60,288         4,322        29,213
  Investment advisory fee payable (Note 3) .........................................            72,810        26,179         5,709
  Distribution fees payable (Note 6) ...............................................            22,560        10,803         9,503
  Accounts payable and accrued expenses ............................................            80,427        60,984        59,927
                                                                                          ------------  ------------  ------------
           TOTAL LIABILITIES .......................................................        13,862,103    12,154,132     3,365,397
                                                                                          ------------  ------------  ------------

NET ASSETS .........................................................................      $102,879,035  $ 52,174,690  $ 46,827,080
                                                                                          ============  ============  ============

NET ASSETS CONSIST OF:
  Paid-in capital ..................................................................      $ 83,347,180  $ 39,179,043  $ 46,884,827
  Undistributed (overdistributed) net investment income (loss) .....................                --            --            --
  Accumulated net realized gain (loss) on investments ..............................        14,665,938     8,256,058    (1,078,432)
  Net unrealized appreciation (depreciation) of investments ........................         4,865,917     4,739,589     1,020,685
                                                                                          ------------  ------------  ------------

NET ASSETS .........................................................................      $102,879,035  $ 52,174,690  $ 46,827,080
                                                                                          ============  ============  ============

Total shares outstanding at end of period ..........................................         5,977,512     3,153,863     3,039,384
                                                                                          ============  ============  ============

Net asset value, offering price, and redemption price per share ....................      $      17.21  $      16.54  $      15.41
                                                                                          ============  ============  ============


14              See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                           STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

 For the Year Ended September 30, 1999

                                                                                          Kobrick          Kobrick        Kobrick
                                                                                          Capital     Emerging Growth     Growth
                                                                                           Fund             Fund           Fund
                                                                                      --------------  ---------------  ------------
INVESTMENT INCOME
  Dividends (Net of foreign withholding taxes of $1,288, $0, and $1,493,
   respectively) .................................................................      $    232,013   $     46,440   $    164,283
  Interest .......................................................................           281,291        148,169         88,015
                                                                                        ------------   ------------   ------------
                                                                                             513,304        194,609        252,298

  Expenses
    Investment advisory fees (Note 3) ............................................           780,662        381,071        295,301
    Distribution fees (Note 6) ...................................................           195,165         95,268         73,825
    Administrative fees ..........................................................            64,925         64,996         50,315
    Custodian and Accounting fees ................................................            71,858         67,325         44,983
    Audit fees ...................................................................            33,092         28,934         23,496
    Legal fees ...................................................................            42,167         22,293         11,496
    Trustees fees (Note 3) .......................................................            16,598         16,613         15,451
    Transfer agent fees (Note 3) .................................................            93,568         70,668         62,780
    Amortization of organizational costs (Note 2) ................................            11,452         11,456             --
    Amortization of offering costs (Note 2) ......................................             9,755          9,755         12,142
    Interest expense .............................................................             6,555             --             --
    Registration fees ............................................................            23,566          8,696         28,848
    Other ........................................................................            34,249         15,962         11,169
                                                                                        ------------   ------------   ------------
  Total expenses .................................................................         1,383,612        793,037        629,806
                                                                                        ------------   ------------   ------------

    Fees waived and/or expenses reimbursed by investment advisor and
       transfer agent (Note 3) ...................................................           (17,427)      (126,146)      (216,385)
                                                                                        ------------   ------------   ------------
  Net Expenses ...................................................................         1,366,185        666,891        413,421
                                                                                        ------------   ------------   ------------
  Net investment income (loss) ...................................................          (852,881)      (472,282)      (161,123)
                                                                                        ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on investments -- net .....................................        16,177,706     10,214,647     (1,064,205)
  Change in unrealized appreciation (depreciation) of investments -- net .........         1,627,744      4,046,441        975,250
                                                                                        ------------   ------------   ------------
  Net realized and unrealized gain (loss) on investments .........................        17,805,450     14,261,088        (88,955)
                                                                                        ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................      $ 16,952,569   $ 13,788,806   $   (250,078)
                                                                                        ============   ============   ============

                See accompanying notes to financial statements.               15

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Kobrick                         Kobrick
                                                                              Capital                     Emerging Growth
                                                                                Fund                           Fund
                                                                   -----------------------------   -----------------------------
                                                                     Year Ended     Period Ended     Year Ended     Period Ended
                                                                    September 30,   September 30,   September 30,   September 30,
                                                                        1999            1998*          1999             1998*
                                                                   -------------   -------------   -------------   -------------
FROM OPERATIONS:
   Net investment income (loss) ...............................    $    (852,881)  $    (346,943)  $    (472,282)  $    (278,462)
   Net realized gain (loss) on investments ....................       16,177,706        (618,382)     10,214,647      (1,489,107)
   Change in unrealized appreciation
     (depreciation) on investments ............................        1,627,744       3,238,173       4,046,441         693,148
                                                                   -------------   -------------   -------------   -------------
   Net increase (decrease) in net assets
     resulting from operations ................................       16,952,569       2,272,848      13,788,806      (1,074,421)
                                                                   -------------   -------------   -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income (loss) ...............................               --              --              --              --
   Net realized capital gains .................................               --              --              --              --
                                                                   -------------   -------------   -------------   -------------
                                                                              --              --              --              --
                                                                   -------------   -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (Note 5) ........................       58,463,760      25,089,858      20,055,647      19,304,658
                                                                   -------------   -------------   -------------   -------------
Total increase (decrease) in net assets .......................       75,416,329      27,362,706      33,844,453      18,230,237
                                                                   -------------   -------------   -------------   -------------

NET ASSETS
  Beginning of period .........................................       27,462,706         100,000      18,330,237         100,000
                                                                   -------------   -------------   -------------   -------------
  End of period ...............................................    $ 102,879,035   $  27,462,706   $  52,174,690   $  18,330,237
                                                                   =============   =============   =============   =============
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS) .................................    $          --   $          --   $          --   $          --
                                                                   =============   =============   =============   =============
                                                                                                     Kobrick
                                                                                                      Growth
                                                                                                       Fund
                                                                                           -----------------------------
                                                                                            Year Ended     Period Ended
                                                                                           September 30,   September 30,
                                                                                               1999            1998**
                                                                                           -------------   -------------
FROM OPERATIONS:
   Net investment income (loss) .................................................          $    (161,123)  $         273
   Net realized gain (loss) on investments ......................................             (1,064,205)        (14,227)
   Change in unrealized appreciation
     (depreciation) on investments ..............................................                975,250          45,435
                                                                                           -------------   -------------
   Net increase (decrease) in net assets
     resulting from operations ..................................................               (250,078)         31,481
                                                                                           -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income (loss) .................................................                   (273)             --
   Net realized capital gains ...................................................                     --              --
                                                                                           -------------   -------------
                                                                                                    (273)             --
                                                                                           -------------   -------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (Note 5) ..........................................             46,022,992       1,022,958
                                                                                           -------------   -------------
Total increase (decrease) in net assets .........................................             45,772,641       1,054,439
                                                                                           -------------   -------------

NET ASSETS
  Beginning of period ...........................................................              1,054,439              --
                                                                                           -------------   -------------
  End of period .................................................................          $  46,827,080   $   1,054,439
                                                                                           =============   =============
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME (LOSS) ...................................................          $          --   $         273
                                                                                           =============   =============

 * Portfolio commenced operations on December 31, 1997.
** Portfolio commenced operations on September 1, 1998.




16              See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                                                        Kobrick                        Kobrick
                                                                        Capital                   Emerging Growth
                                                                          Fund                          Fund
                                                                  --------------------------  --------------------------
                                                                              For the Period              For the Period
                                                                                December 31,                December 31,
                                                                   Year Ended   1997 through   Year Ended   1997 through
                                                                  September 30, September 30, September 30, September 30,
                                                                      1999          1998          1999          1998
                                                                  ------------  ------------  ------------  ------------
Net asset value, beginning of period ........................    $      10.71   $     10.00   $     10.14   $     10.00
                                                                  -----------    ----------    ----------    ----------
Income (Loss) from investment operations:
  Net investment income (loss) (c) ..........................           (0.18)        (0.13)        (0.18)        (0.11)
  Net realized and unrealized gain (loss) on investments ....            6.68          0.84          6.58          0.25(d)
                                                                  -----------    ----------    ----------    ----------
Total from investment operations ............................            6.50          0.71          6.40          0.14
                                                                  -----------    ----------    ----------    ----------

Net asset value, end of period ..............................    $      17.21   $     10.71   $     16.54   $     10.14
                                                                  ===========    ==========    ==========    ==========
Total return (a) ............................................           60.69%         7.10%        63.12%         1.40%

Ratios and supplemental data
Net assets, end of period (000s) ............................    $    102,879   $    27,463   $    52,175   $    18,330
Ratios to average net assets:
  Net expenses (b) ..........................................            1.75%         1.75%         1.75%         1.75%
  Expenses before fee waiver (b) ............................            1.77%         2.21%         2.08%         2.24%
  Net investment income (loss)(b) ...........................          (1.09)%       (1.38)%       (1.24)%       (1.16)%
Portfolio turnover rate .....................................             778%          350%          442%          287%

                                                                                      Kobrick
                                                                                      Growth
                                                                                       Fund
                                                                           ----------------------------
                                                                                         For the Period
                                                                                           September 1,
                                                                            Year Ended    1998 through
                                                                           September 30,  September 30,
                                                                               1999           1998
                                                                           -------------  -------------
Net asset value, beginning of period ........................               $     10.32     $    10.00
                                                                             ----------      ---------
Income (Loss) from investment operations:
  Net investment income (loss) (c) ..........................                     (0.08)          0.00
  Net realized and unrealized gain (loss) on investments ....                      5.17(d)        0.32
                                                                             ----------      ---------
Total from investment operations ............................                      5.09           0.32
                                                                             ----------      ---------

Net asset value, end of period ..............................               $     15.41     $    10.32
                                                                             ==========      =========
Total return (a) ............................................                     49.35%          3.20%

Ratios and supplemental data
Net assets, end of period (000s) ............................               $    46,827     $    1,054

Ratios to average net assets:
  Net expenses (b) ..........................................                      1.40%          1.40%
  Expenses before fee waiver (b) ............................                      2.13%         11.11%
  Net investment income (loss)(b) ...........................                     (0.55)%         0.32%
Portfolio turnover rate .....................................                       632%            11%


(a) Total returns are historical and assume changes in share price and reinvestments of dividends. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods of less than one year are not annualized.
(b)  Annualized for periods less than one year.
(c)  Computed using the average shares method.
(d) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.


                See accompanying notes to financial statements.               17

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Year Ended September 30, 1999


NOTE 1 -- ORGANIZATION
The Kobrick Investment Trust (the "Trust") was organized as a Massachusetts business trust on October 10, 1997, and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series. The Trust consists presently of three separate series: Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (formerly Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund and Kobrick-Cendant Growth Fund) (individually, a "Fund", collectively, the "Funds"). The investment objective of the Kobrick Capital Fund is to seek maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations. The investment objective of the Kobrick Emerging Growth Fund is to provide growth of capital by investing primarily in equity securities of emerging growth companies with emphasis on companies with small capitalizations. The investment objective of the Kobrick Growth Fund is to provide long-term growth of capital by investing primarily in equity securities of companies with large capitalizations believed by the Fund's investment manager to have better than average long-term growth potential.

The Funds' investment adviser is Kobrick Funds LLC ("Kobrick"), a wholly owned subsidiary of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. Kobrick was formed in May 1999 and on July 7, 1999 the business carried on by its predecessor ("former adviser") was contributed to Kobrick.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

   SECURITY VALUATION: Each Fund's investment securities which are traded on stock exchanges or are quoted by the National Association of Security Dealers Automated Quotation System ("NASDAQ") are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are valued, or if not traded on a particular day, at the closing bid prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if the last sale prices are not readily available, at the last bid prices as quoted by the brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value. Options, interest rate futures and options thereon that are tracked on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

   REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Kobrick has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The repurchase agreements are collateralized by U.S. Government securities. The Fund's custodian takes possession of the underlying collateral on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value of the collateral held, including accrued interest, is at least equal to 102% of the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividend income on investment securities, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   EXPENSES: Certain of the Trust's expenses are allocated equally to those Funds which make up the Trust. Other expenses of the Trust are allocated to the respective Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a Fund are charged to the Fund's operations.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of each Fund to declare and pay dividends from net investment income at least annually. Each Fund will distribute net realized capital gains (including net short-term capital gains) unless offset by any available capital loss carryforward, at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Year Ended September 30, 1999

    FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income tax has been made. At September 30, 1999, the Kobrick Growth Fund had a capital loss carryforward of $13,209, all of which will expire on September 30, 2007. The Kobrick Growth Fund elected to defer to its fiscal year ending September 30, 2000, a loss of $595,649.

    ORGANIZATION COSTS: Offering costs, including the fees and expenses of registering and qualifying shares of each Fund for distribution under Federal and state securities regulations, have been amortized over the one-year period from the date each Fund commenced operations. Costs and expenses of the Trust in connection with the organization of the Trust and the initial offering of shares of each Fund, excluding the Kobrick Growth Fund, have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that a benefit is expected to be realized, not to exceed sixty months. If any of the initial shares of the Kobrick Capital Fund and Kobrick Emerging Growth Fund are redeemed during the amortization period of these organizational costs by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the unamortized organization costs. Organizational costs associated with the Kobrick Growth Fund have been borne by Kobrick.

    LINE OF CREDIT: The Trust has entered into a committed line of credit with State Street Bank and Trust Company. This line of credit agreement includes restrictions that the Trust maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. Interest on borrowings is payable at the Bank's Cost of Funds plus 0.75% per annum. Under this Agreement, the Trust has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the year ended September 30, 1999, the Kobrick Capital Fund paid a total of $6,555 in interest and the Fund had borrowings under this Agreement as follows:

                                  Maximum        Average Daily       Weighted Average
    Portfolio                      Loan          Amount of Loan       Interest Rate
    ---------                  ------------      --------------      ----------------
    Kobrick Capital Fund....    $ 5,627,000        $ 107,915              5.991%
                                ===========        =========              =====

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobrick. Under the agreement, Kobrick provides investment management services to the Trust, and is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on average daily net assets of each Fund.

Subject to certain contractual expense caps, Kobrick may be required to, or may voluntarily, waive all or a portion of its investment advisory fees. Pursuant to the transfer agent agreement, Boston Financial Data Services, Inc. ("BFDS") agreed to waive a portion of their fees for the first six months of each Fund's operations. For the year ended September 30, 1999, Kobrick and BFDS waived fees and/or reimbursed expenses as follows:

                                       Kobrick           Kobrick         Kobrick
                                       Capital       Emerging Growth      Growth
                                         Fund              Fund            Fund
                                      --------       ---------------    ---------
Investment Advisory Fees Waived....   $ 17,427        $  126,146        $ 206,885
Transfer Agent Fees Waived.........         --                --            9,500
                                      --------        --------------    ---------
Total Fees Waived                     $ 17,427        $  126,146        $ 216,385
                                      ========        ==============    =========

No officer, director or employee of Kobrick, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. Each Trustee who is not an "affiliated person" receives an annual fee from the Trust of $4,000 plus $500 from each Fund for each board meeting attended and $500 from each Fund for each audit committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee for attending such meetings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For the Year Ended September 30, 1999

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate amounts of purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 1999, were as follows:

                                                  Purchases            Sales
                                                 ------------       ------------
Kobrick Capital Fund............................ $596,616,191       $542,553,563
                                                 ------------       ------------
Kobrick Emerging Growth Fund.................... $169,982,774       $152,920,732
                                                 ------------       ------------
Kobrick Growth Fund............................. $221,818,752       $179,086,314
                                                 ------------       ------------

NOTE 5 -- CAPITAL SHARES
At September 30, 1999, Cendant Corporation ("Cendant") owned 42%, 62%, and 81% of the Kobrick Capital Fund, Kobrick Emerging Growth Fund, and Kobrick Growth Fund, respectively. Cendant no longer maintains an interest in the Funds' investment advisor as a result of the contribution of business to Kobrick described in Note 1. In conjunction with this contribution, the former adviser has entered into an agreement with Cendant whereby certain restrictions have been placed on Cendant's ability to redeem shares in the Funds through December 31, 2000. Partial redemptions, however, are permitted through December 31, 2000 and such redemptions could have a material impact on the net assets of the Funds. At September 30, 1999 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                                   For the Period
                                                                  December 31, 1997
                                                             (Commencement of Operations)
                                  Year Ended                           through
                               September 30, 1999                 September 30, 1998
                               ------------------                 ------------------
Kobrick Capital Fund         Shares         Amount            Shares            Amount
--------------------         ------         ------            ------            ------

Shares sold..............  11,084,151   $ 196,225,287        3,848,564      $  39,227,006
Shares repurchased.......  (7,670,163)   (137,761,527)      (1,295,040)       (14,137,148)
                         ------------   -------------    -------------      -------------
Net increase (decrease)..   3,413,988   $  58,463,760        2,553,524      $  25,089,858
                         ============   =============    =============      =============

                                                                              For the Period
                                                                             December 31, 1997
                                                                         (Commencement of Operations)
                                           Year Ended                             through
                                       September 30, 1999                   September 30, 1998
                                       ------------------                   ------------------
Kobrick Emerging Growth Fund       Shares              Amount           Shares               Amount
----------------------------       ------              ------           ------               ------
Shares sold..................     9,037,310        $ 149,214,081       3,395,365         $ 35,267,792
Shares repurchased...........    (7,690,691)        (129,158,434)     (1,598,121)         (15,963,134)
                              -------------        -------------    ------------         ------------
Net increase (decrease)......     1,346,619        $  20,055,647       1,797,244         $ 19,304,658
                              =============        =============    ============         ============

                                                                               For the Period
                                                                              September 1, 1998
                                                                         (Commencement of Operations)
                                                 Year Ended                        through
                                             September 30, 1999               September 30, 1998
                                             ------------------               ------------------
Kobrick Growth Fund                       Shares           Amount         Shares             Amount
-------------------                       ------           ------         ------             ------
Shares sold...........................   3,281,085     $ 51,206,741       102,195        $  1,023,020
Shares issued in reinvestment of
dividend from net investment..........          21             273             --                  --
Shares repurchased....................    (343,911)      (5,184,022)           (6)                (62)
                                       ------------    ------------    ----------        ------------
Net increase (decrease)...............   2,937,195     $ 46,022,992       102,189        $  1,022,958
                                       ============    ============    ==========        ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Year Ended September 30, 1999

NOTE 6 -- DISTRIBUTION PLAN
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a plan of distribution (the "Plan") under which each Fund may directly incur certain distribution-related expenses, including: payments to securities dealers and others who are engaged in the sale of shares of each Fund and who may be advising shareholders of each Fund regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Trust's transfer agent; expenses of formulating and implementing marketing and promotional activities; expenses of preparing, printing and distributing sales literature, prospectuses, statements of additional information and reports for recipients other than existing shareholders of each Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable, and any other expenses related to the distribution of the Funds' shares. The annual distribution fees paid pursuant to the plan is 0.25% of each Fund's average daily net assets.

NOTE 7 -- SUBSEQUENT EVENTS
At a meeting of the Funds' Board of Trustees held on October 5, 1999, the following changes were approved:

New England Funds, L.P., 399 Boylston Street, Boston, Massachusetts, 02116, a wholly owned subsidiary of Nvest, was approved as the Funds' Distributor effective October 6, 1999.

The Board authorized the Funds to issue multiple classes of shares. Effective November 1, 1999, the Funds will offer Classes A, B,C and Y shares. Class A shares purchased after October 31, 1999 will be subject to a maximum front end sales charge of 5.75%. All shareholders invested in any of the Funds before the new share classes become effective will automatically be converted to Class A "load waived" shares and will be allowed to continue to invest without paying any commissions. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. Class Y shares are intended for institutional investors and impose certain eligibility and investment requirements.

Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

NOTE 8 --  TRANSACTIONS WITH AFFILIATED COMPANIES
As a result of Cendant Corporation's ownership of shares of the Funds (see Note
5) it is considered an affiliate of the Funds. Transactions during the period with companies which are affiliates are as follows:

                      Affiliates        Purchase Cost    Sales Cost    Dividend Income     Value
                      ----------        -------------    ----------    ---------------     -----
Kobrick Growth Fund  Cendant Corp.        $ 473,976          --             --             $ 392,275

NOTE 9 --  SHAREHOLDER MEETING (UNAUDITED)
At a special shareholders' meeting held on July 7, 1999, shareholders of each Fund voted for the following proposals:

     To approve an investment advisory contract relating to each Fund between Kobrick and each Fund.


                               Voted For   Voted Against    Abstained Votes   Broker Non-Votes   Total Votes
                               ---------   -------------    ---------------   ----------------   -----------
Kobrick Capital Fund           3,039,051        --                --                 --           3,039,051
Kobrick Emerging Growth Fund   1,948,860        --                --                 --           1,948,860
Kobrick Growth Fund            2,451,704        --                --                 --           2,451,704

     To ratify appointment of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending September 30, 1999.

                               Voted For   Voted Against    Abstained Votes   Broker Non-Votes   Total Votes
                               ---------   -------------    ---------------   ----------------   -----------
                               7,438,777       838      --        --                --            7,439,615

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Year Ended September 30, 1999

NOTE 10 --  DISTRIBUTIONS (UNAUDITED)
At a meeting of the Funds' Board of Trustees held on October 5, 1999, the Trustees authorized the payment on October 29, 1999, to shareholders of record on October 28, 1999, of the following dividends and capital gains distributions:

                                                                Capital Gains
                                                                Distributions
                                             Dividends           (Per Share)
                                            -----------         -------------
Kobrick Capital Fund ...................      $  --               $  2.374
Kobrick Emerging Growth Fund ...........         --                  2.712
Kobrick Growth Fund ....................         --                    --

Kobrick Capital Fund and Kobrick Emerging Growth Fund hereby designate approximately $2,365,000 and $894,000, respectively, as capital gains dividends for the purpose of the dividend paid deduction.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Kobrick Investment Trust and the Shareholders of Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (formerly Kobrick-Cendant Capital Fund, Kobrick-Cendant Emerging Growth Fund and Kobrick-Cendant Growth Fund) (funds of the Kobrick Investment Trust, hereafter referred to as the "Trust") at September 30, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 25, 1999

Notes  --

--------------------------------------------------------------------------------

                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------


                            Large-Cap Equity Funds
                              Capital Growth Fund
                              Kobrick Growth Fund
                           International Equity Fund
                                  Growth Fund
                            Growth and Income Fund
                     (formerly Growth Opportunities Fund)
                                Balanced Fund
                                  Value Fund

                             All-Cap Equity Funds
                              Star Advisers Fund
                             Kobrick Capital Fund
                              Star Worldwide Fund
                                 Bullseye Fund
                              Equity Income Fund

                            Small-Cap Equity Funds
                              Star Small Cap Fund
                         Kobrick Emerging Growth Fund

                            Government Income Funds
                       Limited Term U.S. Government Fund
                          Government Securities Fund

                             Tax-Free Income Funds
                             Municipal Income Fund
                          Intermediate Term Tax Free
                              Fund of California
                      Massachusetts Tax Free Income Fund

                             Money Market Funds*
                  Cash Management Trust - Money Market Series
                         Tax Exempt Money Market Trust

(* An investment in the Fund is not insured or guaranteed by the FDIC or any governmental agency.)


                            Corporate Income Funds
                       Short Term Corporate Income Fund
                (formerly Adjustable Rate U.S. Government Fund)
                               Bond Income Fund
                               High Income Fund
                             Strategic Income Fund


To learn more, and for a free prospectus, contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD). As
     a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
         800-289-9999 or by visiting their Web site at www.NASDR.com.

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---------------------
 399 Boylston Street

Boston, Massachusetts

       02116
---------------------